UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported): October 22, 2008

ASIARIM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	-------------	83-0500896
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
Suite 1601, 16/F Jie Yang Building, 271 Lockhart Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant telephone number, including area code:	+1 360 717 3641

[ ]	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors, appointment of Principal Officers.

On October 22, 2008, Mr. Xiong Xu was appointed as Vice President of the Company for marketing and sales for the Company.

Prior to the appointment, Mr. Xiong Xu has been working in the areas of sales, marketing and administration for a transportation and logistic company in Shenzhen, China.

There is no family relationship among Mr. Xiong Xu and Mr. Te Hwai Ho.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2008	ASIARIM CORPORATION

By: /s/ Te Hwai Ho -------------------------------------------
Name: Te Hwai Ho
Title: President